EXTENSION OF EMPLOYMENT AGREEMENT


DATE:      March 31, 1999

PARTIES:   Techne Corporation, a
           Minnesota corporation
           614 McKinley Place N.E.
           Minneapolis, Minnesota  55413

           Monica Tsang, Ph.D.


AGREEMENTS:

The parties hereby agree that the termination date of the Employment Agreement between them, originally for the period July 1, 1995 through June 30, 1998, is extended to June 30, 2001. All other provision of such Employment Agreement shall remain in full force and effect.


                                        TECHNE CORPORATION



                                  By      /s/ Thomas E. Oland
                                          -------------------------------
                                          Thomas E. Oland, President
                                          "Company"


                                          /s/ Monica Tsang
                                          ------------------------------
                                          Monica Tsang, Ph.D.
                                          "Employee"